Back to Form 10-Q
Exhibit 10.1
MINOR MODIFICATION NO. 1

AHCA CONTRACT NO. FA904

WELLCARE OF FLORIDA, INC.
D/B/A STAYWELL HEALTH PLAN OF FLORIDA
8735 Henderson Road
Tampa, Florida 33634

AHCA Contract No. FA904, as entered into on the 1st day of September 2009, is hereby revised as follows:

1.                     Standard  Contract,  Section  III,  Item  C,  Contract  Managers,  sub-item 2,  is hereby amended to change the Vendor's Contract Manager's contact information to now read as follows:

Robert Diaz
WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida
8735 Henderson Road
Tampa, FL 33634
(813)206-1758

All other terms and conditions of the Contract shall remain unchanged.

WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINSITRATION
/s/ Thomas L. Tran	/s/ Illegible
Chief Financial Officer	Contract Manager

Date: 1/20/10	Date: 1/25/2010

APPROVED
/s/ Melanie Brown-Woofer
Melanie Brown-Woofer Bureau Chief of Health Systems Development
Date: 1/26/10

AHCA Contract No. FA904, Minor Modification No. 1, Page 1 of 1